SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2022

AB International Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55979	37-1740351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 Wall Street, Suite 1009, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 918-4519

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 1, 2022, the board of directors of AB International Group Corp. (the “Company”), following the discussion with the Company’s independent registered public accounting firm, Prager Metis CPAs LLC (“Prager”), concluded that the Company’s unaudited consolidated financial statements for the quarter ended February 28, 2022, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the Securities and Exchange Commission (‘SEC”) on June 1, 2022, should not be relied upon which was resulted from that the 10-Q and financial statements were filed before the Company's independent registered public accounting firm completed its review. These filings were prepared and filed by management.

Accordingly, the consolidated financial statements contained in the Company’s Form 10-Q report for the quarter ended February 28, 2022, filed with the SEC should no longer be relied upon in its present format. The Company expects to file an amendment to the Company’s Quarterly Report on form 10-Q for the quarter ended February 28, 2022, which will have been reviewed by the Company’s independent registered public accounting firm, as soon as practicable after the filing of this current Report on form 8-K.

The Company’s management discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Prager Metis CPAs, LLC, and requested that Prager furnish it with a letter addressed to the SEC stating whether Prager agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Prager’s response letter is filed as Exhibit 16.1 and incorporated by reference herein.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Prager Metis dated June 3, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB International Group Corp.

/s/ Chiyuan Deng

Chiyuan Deng

President

Date: June 2, 2022

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